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                                                                  Exhibit 10.513

                                LOAN TERMS TABLE

NOTE DATE: July 19, 2005                          MERS MIN: 8000101-0000001252-5

ORIGINAL PRINCIPAL AMOUNT: $232,408,000.00           LOAN NO.: 59040

NOTE RATE: As defined in Section 1.1 of
the Loan Agreement.                                    SERVICING NO.: 3204419

MONTHLY PAYMENT AMOUNT: As defined in Article l(a) of this Note.

BORROWER: INLAND WESTERN BAY SHORE GARDINER, L.L.C., a Delaware limited liability company ("Gardiner"), INLAND WESTERN POUGHKEEPSIE MID-HUDSON, L.L.C., a Delaware limited liability company ("Mid-Hudson"), INLAND WESTERN SARATOGA SPRINGS WILTON, L.L.C., a Delaware limited liability company ("Wilton"), INLAND WESTERN WESTBURY MERCHANTS PLAZA, L.L.C., a Delaware limited liability company ("Westbury"), INLAND WESTERN ORANGE 440 BOSTON, L.L.C., a Delaware limited liability company ("Orange 440"), INLAND WESTERN ORANGE 53 BOSTON, L.L.C., a Delaware limited liability company ("Orange 53"), INLAND WESTERN HARTFORD NEW PARK, L.L.C., a Delaware limited liability company ("New Park"), INLAND WESTERN WILLISTON MAPLE TREE, L.L.C., a Delaware limited liability company ("Maple Tree"), INLAND WESTERN WEST MIFFLIN CENTURY III, L.P., an Illinois limited partnership ("Century III"), and INLAND WESTERN PITTSBURGH WILLIAM PENN, L.P., an Illinois limited partnership ("William Penn"; Gardiner, Mid-Hudson, Wilton, Westbury, Orange 440, Orange 53, New Park, Maple Tree, Century III and William Penn, individually and collectively, as the context may require, "BORROWER").

BORROWERS' TINs: 20-2808179 (Gardiner); 20-2808150 (Mid-Hudson); 20-2808130
(Wilton); 20-2808060 (Westbury); 20-2784976 (Orange 440); 20-2785047 (Orange
53); 20-2785007 (New Park); 20-2808087 (Maple Tree); 20-3157397] (Century III);
and 20-3157441 (William Penn).

MATURITY DATE: August 1, 2007, as such date may be extended pursuant to Section
2.3 of the Loan Agreement.

                          CONSOLIDATED PROMISSORY NOTE

     FOR VALUE RECEIVED Borrower, having its principal place of business at 2901 Butterfield Road, Oak Brook, IL 60523, hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A., a national banking association, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina NC1-027-20-03 ("LENDER"), the Original Principal Amount, in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Note Rate, and to be paid in accordance with the terms set forth below. The Loan Terms Table set forth above is a part of this Note and all terms used in this Note which are defined in the Loan Terms Table shall have the meaning set forth therein. All capitalized terms not defined herein shall have the respective meanings set

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forth in that certain Loan Agreement dated the date hereof between Lender and
Borrower (the "LOAN AGREEMENT").

     Subject to Article 18 hereof, this Note evidences the new and additional indebtedness of $155,940,911.53 (the "NEW INDEBTEDNESS") and also the existing indebtedness of $76,467,088.47 remaining unpaid on, and previously evidenced by, the bonds, notes, or obligations, including any supplemental or replacement notes, if any, secured by those certain mortgages described on SCHEDULE A hereto encumbering the Individual Properties located in the State of New York (the "EXISTING INDEBTEDNESS") contemporaneously assigned to Lender; it being the intention of this Note that it shall constitute a consolidation, renewal, extension and modification, amendment and restatement of the terms of payment of such Existing Indebtedness and also as an expression of the terms of payment of such New Indebtedness.

                  ARTICLE 1 - PAYMENT TERMS; MANNER OF PAYMENT

     (a) Borrower hereby agrees to pay sums due under this Note as follows: an initial payment is due on the Closing Date for interest from the Closing Date through and including the last day of the calendar month in which the Closing Date occurs; and thereafter, consecutive monthly installments of interest only in an amount calculated in accordance with Article 2 below (such amount, the "MONTHLY PAYMENT AMOUNT") shall be payable pursuant to the terms hereof on each Payment Date beginning on the Payment Date occurring in September, 2005 (each such date through and including the Maturity Date, A "SCHEDULED PAYMENT DATE") through and including the Scheduled Payment Date occurring immediately prior to the Maturity Date, except that any remaining indebtedness, if not sooner paid, shall be due and payable on the Maturity Date.

     (b) Each payment by Borrower hereunder shall be made to Bank of America, N.A., P.O. Box 65585, Charlotte, NC 28265-0585, or at such other place as Lender may designate from time to time in writing. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

     (c) Prior to the occurrence of an Event of Default, all monthly payments made as scheduled on this Note shall be applied to the payment of interest computed at the Note Rate. All voluntary and involuntary prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining Principal Amount, and any other sums due and unpaid to the Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion, including, but not limited to, application to principal installments in inverse order of maturity. Following the occurrence of an Event of Default, any payment made on this Note shall be applied to accrued but unpaid interest, late charges, accrued fees, the unpaid principal amount of this Note, and any other sums due and unpaid to Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion.

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     (d)  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

                              ARTICLE 2 - INTEREST

     The Loan shall bear interest at a fixed rate per annum equal to the Note Rate. Interest shall be computed in accordance with Section 2.2(c) of the Loan Agreement. Except as otherwise set forth herein or in the other Loan Documents, interest shall be paid in arrears.

                      ARTICLE 3 - DEFAULT AND ACCELERATION

     The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the fifth day following the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                       ARTICLE 4 - PAYMENTS AFTER DEFAULT

     Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan shall accrue at a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) four percent (4%) above the Note Rate (such rate, the "DEFAULT RATE"). Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of (i) the actual receipt and collection of the Debt (or that portion thereof that is then due) and (ii) the cure of such Event of Default. To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Mortgages. This Article shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment from Borrower shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under this Note, the Loan Agreement and the other Loan Documents to accelerate and to continue to demand payment of the Debt upon the happening of and during the continuance any Event of Default, despite any payment by Borrower to Lender.

                            ARTICLE 5 -- PREPAYMENT

     (a)  VOLUNTARY PREPAYMENT. Except as otherwise expressly permitted by
Section 2.4(a) of the Loan Agreement, no voluntary prepayments, whether in whole or in part, of the Loan or any other amount at any time due and owing under this Note can be made by Borrower or any other Person without the express written consent of Lender.

     (b) INVOLUNTARY PREPAYMENT. In the event of any involuntary prepayment of the Loan or any other amount under this Note, whether in whole or in part, in connection with or following Lender's acceleration of this Note or otherwise, and whether any or all of the

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Mortgages are satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means, including, without limitation, repayment of the Loan by Borrower or any other Person pursuant to any statutory or common law right of redemption, Borrower shall, in addition to any portion of the principal balance of the Loan prepaid (together with all interest accrued and unpaid thereon and in the event the prepayment is made on a date other than a Scheduled Payment Date, a sum equal to the amount of interest which would have accrued under this Note on the amount of such prepayment if such prepayment had occurred on the next Scheduled Payment
Date), pay to Lender a prepayment premium in an amount equal to Yield Maintenance (as defined herein) together with, an amount equal to one percent (1%) of the portion of the Loan being prepaid.

As used herein, "Yield Maintenance" means a prepayment premium in an amount equal to the greater of:

          (i)  1% of the portion of the Loan being prepaid; or

          (ii) the product obtained by multiplying:

               (A)  the portion of the Loan being prepaid, times;

               (B) the difference obtained by subtracting (I) the Yield Rate from (II) the Note Rate, times;

               (C) the present value factor calculated using the following formula:

                    1-(l+r)(TO THE POWER OF -n)
                    ---------------------------
                                 r

                    r =  Yield Rate

                    n = the number of years and any fraction thereof, remaining between the date the prepayment is made and the Maturity Date of this Note.

     As used herein, "YIELD RATE" means the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of the U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate. The "PREPAYMENT CALCULATION DATE" shall mean, as applicable, the date on which (i) Lender applies any prepayment to the reduction of the outstanding principal amount this Note, (ii) Lender accelerates the Loan, in the case of a prepayment resulting from acceleration, or (iii) Lender applies funds held under any Reserve Account, in the case of a prepayment resulting from such an application (other than in connection with acceleration of the Loan).

     (c) INSURANCE PROCEEDS AND AWARDS; EXCESS INTEREST. Notwithstanding any other provision herein to the contrary, and provided no Default exists, Borrower shall not be required

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to pay any prepayment premium in connection with any prepayment occurring solely as a result of (i) the application of Insurance Proceeds or Awards pursuant to the terms of the Loan Documents, or (ii) the application of any interest in excess of the maximum rate permitted by applicable law to the reduction of the Loan.

     (d) LIMITATION ON PARTIAL PREPAYMENTS. Except as otherwise expressly permitted by Section 2.4(a) of the Loan Agreement, Lender shall not have any obligation to accept a partial prepayment.

                              ARTICLE 6 - SECURITY

     This Note is secured by the Mortgages and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

                            ARTICLE 7 - USURY SAVINGS

     Borrower agrees to a "contracted for" rate of interest that is the rate stated in this Note, plus any additional rate of interest resulting from any other sums, amounts, and charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit or value received or to be received by the holder of this Note, in connection with this Note or the other Loan Documents.

     This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note and as provided for herein or in the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan (such rate, the "MAXIMUM LEGAL RATE"). If, by the terms of this Note or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Note Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                         ARTICLE 8 - LATE PAYMENT CHARGE

     If any principal or interest payment is not paid by Borrower before the fifth (5th) day after the date the same is due (or such greater period, if any, required by applicable law), Borrower shall pay to Lender upon demand an amount equal to the lesser of four percent (4%) of

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such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, provided however, Borrower shall not be required to pay Lender a late charge in connection with the final payment under the loan. Any such amount shall be secured by the Mortgages and the other Loan Documents to the extent permitted by applicable law.

                           ARTICLE 9 - NO ORAL CHANGE

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 10 - WAIVERS

     Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgages or any other Loan Documents).

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     If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder.

                           ARTICLE 11 - TRIAL BY JURY

     BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

                              ARTICLE 12 - TRANSFER

     Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 13 - EXCULPATION

     The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 14 - GOVERNING LAW

     This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and applicable federal laws of the United States of America.

                              ARTICLE 15 - NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Article 16 of the Loan Agreement.

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                   ARTICLE 16 - TAXPAYER IDENTIFICATION NUMBER

     This Note provides for the Borrower's federal taxpayer identification number to be inserted in the Loan Terms Table on the first page of this Note. If such number is not available at the time of execution of this Note or is not inserted by the Borrower, the Borrower hereby authorizes and directs the Lender to fill in such number on the first page of this Note when the Borrower provides to Lender, advises the Lender of, or the Lender otherwise obtains, such number.

                          ARTICLE 17 - ATTORNEYS' FEES

     Any provisions in this Note or elsewhere in the Loan Documents providing for the payment of "attorneys' fees," "reasonable attorneys' fees" or words of similar import, shall mean actual attorneys' fees and paralegal fees incurred based upon the usual and customary fees or hourly rates of the attorneys and paralegals involved without giving effect to any statutory presumption that may then be in effect.

                           ARTICLE 18 - CONSOLIDATION

     The Existing Indebtedness and the New Indebtedness are hereby consolidated to constitute a single indebtedness and, as so consolidated, is hereby extended, modified, renewed, amended and restated on the terms, covenants and conditions set forth in this Note. This Note evidences the same principal indebtedness as the Existing Indebtedness and the New Indebtedness and no further principal indebtedness.

                         [NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, each Borrower has duly executed this Note as of the day and year first above written.


                      BORROWER:

                      INLAND WESTERN BAY SHORE GARDINER, L.L.C, a Delaware limited liability company

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                      INLAND WESTERN HARTFORD NEW PARK, L.L.C, a
                      Delaware limited liability company

                      By: INLAND WESTERN HARTFORD NEW PARK
                      MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                      By: INLAND WESTERN HARTFORD NEW PARK
                      MEMBER II, L.L.C., a Delaware limited liability company, its Manager,

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                      INLAND WESTERN ORANGE 53 BOSTON, L.L.C., a
                      Delaware limited liability company

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            -------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                      INLAND WESTERN ORANGE 440 BOSTON, L.L.C., a
                      Delaware limited liability company

                      By: INLAND WESTERN ORANGE 440 BOSTON
                      MEMBER, L.L.C., a Delaware limited liability company, its sole member

                      By: INLAND WESTERN ORANGE 440 BOSTON
                      MEMBER II, L.L.C., a Delaware limited liability company, its Manager

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                      INLAND WESTERN PITTSBURGH WILLIAM PENN,
                      L.P., an Illinois limited partnership

                      By: INLAND WESTERN PITTSBURGH WILLIAM
                      PENN GP, L.L.C. a Delaware limited liability company, its general partner

                      By: INLAND WESTERN PITTSBURGH WILLIAM
                      PENN PARTNER, L.P., a Delaware limited partnership, its sole member,

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its general partner

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      INLAND WESTERN POUGHKEEPSIE MID-HUDSON,
                      L.L.C., a Delaware limited liability company

                      By: INLAND WESTERN POUGHKEEPSIE MID-
                      HUDSON MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                      By: INLAND WESTERN POUGHKEEPSIE MID-
                      HUDSON MEMBER II, L.L.C., a Delaware limited
                      liability company, its Manager

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By: /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      INLAND WESTERN SARATOGA SPRINGS WILTON,
                      L.L.C., a Delaware limited liability company

                      By: INLAND WESTERN SARATOGA SPRINGS
                      WILTON MEMBER, L.L.C., a Delaware limited liability company, its sole member,

                      By: INLAND WESTERN SARATOGA SPRINGS
                      WILTON MEMBER II, L.L.C., a Delaware limited
                      liability company, its Manager

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By:   /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      INLAND WESTERN WEST MIFFLIN CENTURY III,
                      L.P., an Illinois limited partnership

                      By: INLAND WESTERN WEST MIFFLIN CENTURY III
                      GP, L.L.C., a Delaware limited liability company, its general partner

                      By: INLAND WESTERN WEST MIFFLIN CENTURY III
                      PARTNER, L.P., a Delaware limited partnership, its sole Member

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its general partner

                      By:   /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      INLAND WESTERN WESTBURY MERCHANTS
                      PLAZA, L.L.C., a Delaware limited liability company

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By:   /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      INLAND WESTERN WILLISTON MAPLE TREE, L.L.C., a Delaware limited liability company

                      By: INLAND WESTERN RETAIL REAL ESTATE
                      TRUST, INC., a Maryland corporation, its sole member

                      By:   /s/ Valerie Medina
                          --------------------------------
                      Name:  Valerie Medina
                            ------------------------------
                      Title: Asst. Secretary
                            ------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                   SCHEDULE A

                                MORTGAGE SCHEDULE

I. MID - HUDSON SCHEDULE

1.   MORTGAGE

Mortgagor:      Midhudson Center, LLC                       Dated: 05/10/95
Mortgagee:      221, Inc.,                                  Recorded: 05/19/95
Amount:         $2,501,000.00                       Liber: 2236  MP   187
Tax Paid:       $25,010.00

1A   ASSIGNMENT OF MORTGAGE

Assignor:       221, Inc.,                                  Dated: 07/10/89
Assignee:       Starwood Ceruzzi LLC                        Recorded: 08/06/98
                                                            Liber 100  RAP   448

Assigns Mortgage 1.

1B.  ASSIGNMENT OF MORTGAGE

Assignor:       Starwood Ceruzzi LLC                        Dated:08/19/98
Assignee:       KeyBank National Association                Recorded:08/25/98
                                                            Liber: 101   RAP 386
Assigns Mortgage 1.

1C.  ASSUMPTION, MODIFICATION AND EXTENSION AGREEMENT

Starwood Ceruzzi Poughkeepsie, LLC                          Dated: 08/19/98
to                                                          Recorded: 08/25/98
KeyBank National Association                                Liber: 2360   MP: 32

Assumes, Modifies and extend Mortgage 1.

2.   MORTGAGE

Mortgagor:      Starwood Ceruzzi Poughkeepsie LLC             Dated: 08/19/98
Mortgagee:      KeyBank National Association                  Recorded: 08/25/98
Amount:         $15,468,373.00                                Liber: 2360 MP 33
Tax Paid:       $154,684.00

The above Mortgage is a Building Loan Mortgage and security agreement.

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2A.  MODIFICATION AGREEMENT

     KeyBank National Association                  Dated: 03/29/00
     And                                           Recorded:04/25/00
     Starwood Ceruzzi Poughkeepsie LLC             Document ID: 01.2000.3922

Modifies Mortgage 1 and 2 above.

2B.  MODIFICATION AGREEMENT

     Starwood Ceruzzi Poughkeepsie, LLC            Dated: 03/29/00
     And                                           Recorded: 04/25/00
     KeyBank National Association                  Document No. 01.2000.3923

     Modifies Mortgage 1 and 2

2C.  ASSIGNMENT OF MORTGAGE

Assignor:       KeyBank National Association          Dated: 02/29/00
Assignee:       Security Life of Denver Insurance     Recorded: 04/25/00
                Company
Assigns Mortgages 1 and 2 above                       Document No. 01.2000.1607A

3.   MORTGAGE

Mortgagor:      Starwood Ceruzzi Poughkeepsie LLC      Dated: 03/21/00
Mortgagee:      Security Life of Denver Insurance      Recorded: 04/25/00
                Company
Amount:         $1,525,000.00                          Document No. 01.2000.3920
Tax Paid $ 15,250.00
Covers Premises and More

3A   BUILDING LOAN MORTGAGE AND MORTGAGE CONSOLIDATION, SPREADER MODIFICATION,
EXTENSION AND SECURITY AGREEMENT

Starwood Ceruzzi Poughkeepsie LLC                      Dated: 03/29/00
And                                                    Recorded: 04/25/00
Security Life of Denver Insurance Company              Document: 01.2000.3921

Consolidates Mortgages 1, 2 and 3 to form a single lien of $19,025,000.00, and spreads them to cover premises and more (Easement and Leasehold Parcels on Parcel 3, Map No. 10650.)

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II. WILTON MORTGAGE SCHEDULE

1.              MORTGAGE

Mortgagor:      Pyramid Centers of Empire State, Inc.       Dated: 06/15/73
Mortgagee:      J. Henry Schroder Banking Corporation       Recorded: 06/20/73
Amount:         $6,500,000.00                               Liber: 663 MP 174
Tax Paid $ 48,750.00

1A.             ASSIGNMENT OF MORTGAGE

Assignor:       J. Henry Schroder Banking Corporation       Dated: 05/17/74
Assignee:       Teachers Insurance and Annuity Association  Recorded: 05/30/74
Assigns Mortgage Number 1 above                             Book 46 pg 410

1B.             EXTENSION AGREEMENT
                Pyramid Centers Inc.,                        Dated:03/11/74
                and                                          Recorded: 05/30/74
                Teachers Insurance and Annuity               Liber: 673 PG 856
                Association of America

2.              MORTGAGE
Mortgagor:      Pyramid Centers of Empire State Inc.,        Dated: 05/20/74
Mortgagee:      Teachers Insurance and Annuity Association
                of America                                   Recorded:05/30/74
Amount:         $1,000,000                                   Liber: 673 pg 863

2A.             CONSOLIDATION, MODIFICATION, EXTENSION, SPREADER
                AGREEMENT
                Pyramid Centers Empire State Company         Dated: 05/20/74
                and                                          Recorded: 05/30/74
                Marine Midland Bank                          Liber: 673 pg 872
Consolidates mortgages in Liber 663 pg. 174 and Liber 673 pg 863 to form single lien of $7,500,000.00.

3.              MORTGAGE
Mortgagor:      Pyramid Centers of Empire State Company   Dated: 01/26/74
Mortgagee:      Marine Midland Bank                       Recorded: 02/06/76
Amount:         $3,300,000                                Liber 688 pg 800
Tax Paid:       $24,750.00

3A.             MODIFICATION AGREEMENT

Modified by Agreement dated 07/01/76 recorded July 6,1976 in Liber 692 page 399.

3B.             ASSIGNMENT OF MORTGAGE

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Assigned to Teachers Insurance and Annuity Association of America by Assignment
dated 03/16/77 and recorded March 21, 1997 in Book 47 of Assignments page 351.

3C.             CONSOLIDATION, MODIFICATION, EXTENSION AND SPREADER
                AGREEMENT

Consolidation Agreement dated 03/17/77 and recorded 03/21/77 in Liber 699 page 1158.

Consolidates Liber 663 pg 174, Liber 673 pg 863 and Liber 688 pg 800 into a single lien of $10,582,532.32.

3D.             ASSIGNMENT OF MORTGAGE

Assignment of Mortgage to KeyBank National Association dated 09/23/99 and recorded 11/01/99 in Liber 133 page 701. (Assigns Mortgages 1 through 3 above.)

4.              MORTGAGE
Mortgagor:      Starwood Ceruzzi Saratoga LLC               Dated: 10/28/99
Mortgagee:      KeyBank National Association                Recorded: 11/1/99
Amount:         $1,527,643.08                               Liber: 2379 pg. 405
Tax Paid:       $ 15,276.00

The above mortgages were consolidated and modified so as to constitute a single lien of $7,213,320.00 and interest, by agreement dated 10/28/99 and recorded on 11/01/99 in Liber 2379 pg. 431.

5.              BUILDING LOAN MORTGAGE
Mortgagor:      Starwood Ceruzzi Saratoga LLC               Dated: 10/28/99
Mortgagee:      KeyBank National Association                Recorded: 11/01/99
Amount:         $15,268,680.00                              Liber: 2379 pg. 462
Tax Paid:       $152,687.00

5A.             ASSIGNMENT OF MORTGAGE
Assignor:       KeyBank National Association                Dated: 03/23/01
Assignee:       Security Life of Denver Insurance Company   Recorded: 05/18/01
                                                            Liber: 145 pg. 748
Assigns mortgages in Liber 663 mp 174, Liber 673 mp. 863, Liber 688 mp 800, Liber 2379 mp 431 and Liber 2379 mp. 462.

6.              MORTGAGE
Mortgagor:      Starwood Ceruzzi Saratoga LLC               Dated: 03/23/01
Mortgagee:      Security Life of Denver Insurance Company   Recorded: 05/18/01
Amount:         $1,875,000.00                               Liber: 2549 pg 784
Tax Paid:       $18,750.00

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6A.             BUILDING LOAN MORTGAGE AND MORTGAGE
                CONSOLIDATION, SPREADER, MODIFICATION, EXTENSION AND SECURITY AGREEMENT

Mortgagor:      Starwood Ceruzzi Saratoga LLC               Dated: 03/23/01
Mortgagee:      Security Life of Denver Insurance Company   Recorded: 05/18/01
                                                            Liber: 2550 pg 17
Consolidates and Spreads mortgages in Liber 663 pg 174, Liber 673 mp 863, Liber 688 mp. 800, Liber 2379 mp 405, Liber 2379 mp 462 and Liber 2549 mp 784 to form a single lien of $24, 375, 000.00

III  WESTBURY MORTGAGE SCHEDULE

1.              PROJECT LOAN MORTGAGE

Mortgagor:      RM Westbury LLC                             Dated: 09/01/00
Mortgagee:      Summit Bank                                 Recorded: 11/30/00
Amount:         $2,580,000.00                               Liber: 20648 MP 768
Mortgage Tax    $25,800.00

1A.             ASSIGNMENT OF MORTGAGE

Assignor:       Fleet National Bank, Successor in Interest   Dated: 03/28/02
                to Summit Bank                               Recorded: 04/09/02
Assignee:       Merrill Lynch Mortgage Lending, Inc.         Liber: 22177 pg 409

Assigns Mortgage 1 above.

2.              BUILDING LOAN MORTGAGE

Mortgagor:      RM Westbury LLC                             Dated: 09/01/00
Mortgagee:      Summit Bank                                 Recorded: 11/30/00
Amount:         $6,320,000.00                               Liber: 20648 pg. 798
Tax Paid:       $63,200.00

2A.             MODIFICATION AGREEMENT

Mortgagor:      RM Westbury LLC                              Dated: 09/28/01
Mortgagee:      Fleet National Bank, Successor in Interest   Recorded: 12/06/01
                to Summit Bank                               Liber: 21659 pg 989

Modifies Mortgage 2 above.

2B.             ASSIGNMENT OF MORTGAGE

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Assignor:       Fleet National Bank, successor in interest
                to Summit Bank
                                                            Dated: 03/28/02
Assignee:       Merrill Lynch Mortgage Lending, Inc         Recorded: 04/09/02
                                                            Liber: 22177 pg. 403
Assigns Mortgage Number 2 above.

3.              CONSOLIDATION AGREEMENT

Mortgagor:      RM Westbury LLC                       Dated: 03/28/02
Mortgagee:      Merrill Lynch Mortgage Lending, Inc   Recorded: 04/09/02
                                                      Liber: 22177 pg. 415
Consolidates Mortgage 1 and 2 above to form a single lien of $8,600,000.00

IV. BAYSHORE MORTGAGE SCHEDULE

1.              MORTGAGE

Mortgagor:      Gardiner Manor, LLC and               Dated: 05/11/98
                Robert David Lion Gardiner            Recorded: 05/28/98
Mortgagee:      KeyBank National Association          Liber: 19338 pg. 367
Amount:         $36,520,000.00
Tax Paid:       $365,200.00

1A..            NOTE AND MORTGAGE SPLITTER, SEVERANCE AND
                MODIFICATION AGREEMENT

Mortgagor:      Gardiner Manor LLC and                Dated: 05/16/01
                Gardiner Manor II, LLC and
                 Gardiner Holdings, LLC               Recorded: 02/13/02
Mortgagee:      KeyBank National Association          Liber: 20026 pg. 174

Severs and Splits Mortgage No. 1 above into two separate liens of $32,750,000.00(to be evidenced by existing mortgage) and $3,770,000.00(released from our premises)

1B.             ASSIGNMENT OF MORTGAGE

Assignor:       KeyBank National Association          Dated: 05/14/01
Assignee:       Merrill Lynch Mortgage Lending Inc.,  Recorded: 02/13/02
                                                      Liber: 20026 pg. 177

 Assigns Mortgage Number 1 above. (as to lien of $32,750,000.00)

1C.             MODIFICATION AND SPREADER AGREEMENT

Mortgagor:      Gardiner Manor, LLC and               Dated: 05/16/01

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                Gardiner Manor II, LLC                Recorded: 02/13/02
Mortgagee:      Merrill Lynch Mortgage Lending, Inc., Liber: 20026 pg 178

Modifies and Spreads mortgage 1 above. (as to lien of $32,750,000.00)

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